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                                                                  Exhibit 10.20

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NEITHER THE WARRANT NOR SUCH SECURITIES CAN BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT, OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

                             BIZNESSONLINE.COM, INC.

                  NONTRANSFERABLE COMMON STOCK PURCHASE WARRANT

CSW-1                                                       30,000 shares

THIS NONTRANSFERABLE COMMON STOCK PURCHASE WARRANT, for value received, entitles The Research Works, Inc. or its permitted assigns (the "Holder"), to subscribe for and purchase from BiznessOnline.com, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions set forth herein, at any time or from time to time from the date hereof and before 5:00 PM, Eastern Time, on October 27, 2004 (the "Exercise Period"), thirty thousand (30,000) shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock"). This Warrant will be exercisable at a price per share equal to seven dollars and no cents ($7.00) (the "Exercise Price") in lawful funds of the United States of America. This Warrant is being issued to the Holder in consideration for services to be performed by the Holder as set forth in that certain letter agreement between the Company and the Holder, a copy of which is attached hereto (the Agreement").

1. Vesting; Exercise of Warrant. This Warrant shall vest immediately and may thereafter be exercised during the Exercise Period as to the whole or any lesser number of Shares, by the surrender of this Warrant (together with the duly executed Election in the form attached hereto as Exhibit A) to the Company at its office or at such other place as is designated in writing by the Company, together with a check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares for which this Warrant is being exercised, or at the option of the Warrantholder, this Warrant may be surrendered to the Company and the Company shall issue to the Warrantholder for no additional cash consideration a number of shares of common stock determined by dividing the product of the maximum number of shares of common stock the Warrantholder is entitled to purchase hereunder times the difference between the closing price per share on the date of surrender for exercise and the Exercise Price, by the closing price per share on the date of surrender for exercise date of surrender for exercise, as follows:

      Number of shares to be issued = ((maximum # of shares purchasable under terms of the Warrants) X ((closing price per share on the date of surrender for exercise) - (Exercise Price))) / (closing price per share on the date of surrender for exercise)

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2. Record Holder of Warrants. As soon as practicable after exercise of this
Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares registered in the name of the Holder or its designee. Upon exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares (or portions thereof) subject to purchase hereunder, provided the Exercise Period has not expired.

3. Warrant Register. Any Warrant issued upon the permitted transfer or exercise in part of this Warrant (together with this Warrant, the "Warrants") shall be numbered and shall be registered in a warrant register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant upon the warrant register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amount to bad faith. The Warrants shall be nontransferable except in accordance with Section 8 below.

4. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant when paid for in accordance with the respective terms hereof, shall be validly issued, fully paid and nonassessable by the Company.

5. Merger, Consolidation or Reclassification or Splits of Securities;
Adjustments.

      (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale,


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      lease or conveyance by a Holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, in order to effect such agreement.

      (b) In case of any reclassification or change of the Shares issuable upon exercise of this Warrant (other than a change in par value or from par value to no par value) or in case of a subdivision or combination, including any change in the shares into two or more classes or series of shares, or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value, or from par value to no par value) the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger.

      (c) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Stock in shares of Stock, (ii) subdivide or reclassify its outstanding shares of Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of this Warrant, exercised after such date, shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2-for-1 stock distribution in which one share of Stock is distributed for each share outstanding and the Exercise Price immediately prior to such event was $2.00 per share, the adjusted Exercise Price immediately after such event would be $1.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

      (d) Upon the occurrence of any event described in Sections 5(a) or (b) or
      (c) (an "Event"), the number of Shares acquirable thereafter upon exercise of this Warrant shall be adjusted so that the Holder hereof is entitled to receive upon exercise of this Warrant the number of Shares which the Holder would have owned or would have been entitled to receive after the happening of the Event had


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      this Warrant been exercised immediately prior to the happening of such
      Event; and the Exercise Price per share shall be correspondingly adjusted.

      (e) Whenever there shall be an adjustment as provided in Section 5(d), the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its principal office, which notice shall be accompanied by an officer's certificate setting forth the number of Shares issuable after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

      (f) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      (g) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the current market price of such share of Common Stock on the date of exercise of the Warrant, based on the average of the daily closing prices or sales prices of the Common Stock for the thirty (30) consecutive trading days immediately preceding such date.

      (h) The above provisions of this Section 5 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances or splits similar to those described in Sections 5(a) and (b) and (c).

6. Notice of Certain Proposed Actions. In case at any time the Company shall propose:

      (a) to issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

      (b) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property described in Section 5; or

      (c) to effect any liquidation, dissolution, or winding-up of the Company;

      (d) then, and in any one or more of such cases, the Company shall give written notice thereof, by certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the warrant register, mailed five (5) days


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      prior to the earlier to occur of (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, warrants or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock, as the case may be, shall be entitled to exchange their shares or warrants for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up.

7. Exercise of Warrants; Issuance of Securities. The issuance of any shares or warrants or other securities upon the exercise of this Warrant, and the delivery of Certificates or other instruments representing such shares, warrants or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any Certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such Certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. Investment Representations; Transfer Restrictions; Lock-up; Legends.

      (a) The Holder represents and warrants with respect to its purchase of this Warrant that it is experienced in evaluating and investing in Internet-related businesses such as the Company; that it is acquiring this Warrant for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof; and that it has no present intention of selling or distributing the Warrant or any of the Shares issuable upon exercise. The Holder understands that this Warrant and the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent expressed herein. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and to obtain any additional information necessary to verify the accuracy of the information received. The Holder represents that it is an accredited investor within the meaning of Regulation D promulgated under the Securities Act, and is able to bear the economic risk of its investment in the Company represented hereby.

      (b) On the basis of the foregoing representations set forth in Section 8(a) above, this Warrant has not been registered under the Securities Act, and neither this Warrant nor the Shares issuable upon exercise may be sold, pledged, transferred


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      or otherwise disposed of unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company or, at its option, legal counsel of the Company stating that such sale or transfer is an exempted transaction under the Securities Act.

      (c) In addition to applicable federal and state securities laws restricting the public sale of the Shares to be issued to the Holder hereunder, the Holder hereby irrevocably agrees that for a period of two
      (2) years after the date(s) of exercise of this Warrant, it will not offer, pledge, sell, assign or otherwise transfer directly or indirectly, any of such Shares or enter into any agreement that transfers or assigns, in whole or in part, any of the economic consequences of ownership of the Shares (such restrictions adjusted for any stock splits, recapitalizations, mergers or other similar events). The Holder agrees that the foregoing shall be binding upon Holder and its respective successors, assigns, heirs, and representatives.

      (d) In accordance with this Section 8, the Shares to be issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing any such securities shall bear the following legends:

      "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH SHARES (OR OTHER SECURITIES) CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

      "THE SHARES ARE SUBJECT TO A LOCK-UP AGREEMENT CONTAINED IN SECTION 8 OF THAT CERTAIN WARRANT WITH THE COMPANY DATED AS OF OCTOBER 27, 1999 PURSUANT TO WHICH THE HOLDER OF THIS CERTIFICATE HAS AGREED NOT TO OFFER, PLEDGE, SELL OR OTHERWISE TRANSFER DIRECTLY OR INDIRECTLY THE SECURITIES REPRESENTED BY THIS CERTIFICATE UNTIL TWO (2) YEARS FROM THE DATE OF ISSUANCE. A COPY OF THE LOCK-UP AGREEMENT MAY BE OBTAINED BY CONTACTING THE SECRETARY OF THE COMPANY."

9. Replacement of Certificates.

      (a) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.


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      (b) Upon surrender for exchange of any Warrant, with proper instructions to the Company and in accordance with the transfer restrictions set forth in Section 8 below, the Company, upon reimbursement of the Company's reasonable incidental expenses, will issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder may direct (upon payment of any applicable transfer taxes), calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant or Warrants so surrendered.

10. Rights of Holder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, nor mailed by registered or Certified mail, return receipt requested:

      (a) If to the registered holder of this Warrant, to the address of such holder as shown on the books of the Company, or

      (b) If to the Company, to Secretary, BiznessOnline.com, Inc., 1720 Route 34, P.O. Box 1347, Wall, NJ 07719.

12. Dispute Resolution. This Warrant shall be construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws. By accepting this Warrant, the Holder irrevocably agrees that any dispute regarding this Warrant shall be submitted to arbitration to and shall be resolved in accordance with the rules of the JAMS/Endispute for expedited cases then in effect. The arbitrator(s) shall be mutually selected by the Company and the Holder or in the event the parties cannot mutually agree, then appointed by JAMS/Endispute. Any arbitration shall be held within a thirty (30) mile radius of Wall, New Jersey and the arbitrator(s) shall apply Delaware law. Judgment upon any award rendered by the arbitrator(s) shall be final and may be entered in any court of competent jurisdiction.

Dated: October 27, 1999

BIZNESSONLINE.COM, INC.


By: /s/ Mark E. Munro
    ----------------------------
    Mark E. Munro, President


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                                    EXHIBIT A

                                  Election Form

      The undersigned holder of the enclosed warrant hereby elects to exercise said warrant to purchase ____ shares of common stock of BiznessOnline.com, Inc. pursuant to the terms and conditions set forth in the enclosed warrant. Payment in the amount of $_________________ representing the exercise price is enclosed herewith. The undersigned hereby requests that the certificate for such shares be issued in the name set forth below.

                                          THE RESEARCH WORKS, INC.

Dated: ___________________                By:________________________
                                             (Signature)
                                          Name:______________________
                                               (Please Print)

                                          Address: __________________

                                          ___________________________

                                          ___________________________

                                          Employer Identification Number
                                          or Social Security Number

                                          ___________________________

If said number of shares shall not be all the shares purchasable under the within Warrant, the Warrant Holder hereby requests that a new Warrant for the unexercised portion shall be registered in the name set forth below and delivered to the address set forth below.

                                    Name: ___________________________
                                          (Please Print)
                                    Address: ________________________

                                             ________________________

                                             ________________________

                                          Employer Identification Number
                                          or Social Security Number:

                                          ___________________________


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